August 25, 2006

Via EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Wells Fargo Variable Trust
Registration Nos. 333-74283; 811-09255

Ladies and Gentlemen:

In connection with the registration of Wells Fargo Variable Trust (the “Trust”) under the Investment Company Act of 1940 (the “1940 Act”), and the issuance of securities by it under the Securities Act of 1933, and pursuant to 17 C.F.R. 230.497(e), we are transmitting herewith for filing a supplement to the statement of additional information supplement (the “Supplement”).

The Supplement is being filed to make certain non-material changes to the sub-advisory fees affecting the Wells Fargo Advantage VT Large Company Growth Fund.

If you have any questions, please contact me at (415) 947-4612.

Very truly yours,

Karin Brotman

/s/ Karin Brotman